SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549


                          Form 8-K

                       CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2001


                      LACLEDE GAS COMPANY
_____________________________________________________________________
       (Exact name of registrant as specified in its charter)

   Missouri                  1-1822                   43-0368139
_____________________________________________________________________
(State or other           (Commission                (IRS Employer
  jurisdiction                File                   Identification
      of                     Number)                       No.)
 incorporation)

 720 Olive Street      St. Louis, Missouri                63101
_____________________________________________________________________
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code (314) 342-0500
                                                   _______________

                             NONE
_____________________________________________________________________
   (Former name or former address, if changed since last report)

Item 7.  Exhibits.

     See the Index to Exhibits.


Item 9.  FD Regulation Disclosure

     On April 20, 2001, the Company filed with the Missouri Public Service Commission the attached press release seeking approval of a weather mitigation plan.

                             SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LACLEDE GAS COMPANY
                                          (Registrant)



                                       By: GERALD T. MCNEIVE, JR.
                                           ________________________
                                           Gerald T. McNeive, Jr.
                                           Senior Vice President-
                                           Finance and General Counsel

April 20, 2001
     (Date)

                       Index to Exhibits




Exhibit No.
-----------

    1            Laclede Gas Company news release dated
                 April 20, 2001.